General information	12 Months Ended
Dec. 31, 2020
General Information About Financial Statements [Abstract]
General information	General information
Nomad Foods Limited (the “Company” or “Nomad”) was incorporated in the British Virgin Islands on April 1, 2014. The address of Nomad’s registered office is Nemours Chambers, Road Town, Tortola, British Virgin Islands. The Company is domiciled for tax in the United Kingdom.
Nomad Foods Limited (NYSE: NOMD) is a leading frozen foods company building a global portfolio of best-in-class food companies and brands within the frozen category and in the future across the broader food sector. Nomad produces, markets and distributes brands through offices in 14 countries and exports to many others. Nomad has the leading market share in Western Europe. The Company’s portfolio of leading frozen food brands includes Birds Eye, Iglo, Findus, Goodfella's and Aunt Bessie's.